PSEG Public Service Enterprise Group Boston Investor Meetings December 15, 2011 EXHIBIT 99

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995. When used herein, the words “will”, “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”,
“forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• increase in competition in energy markets in which we compete,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation include a list of items excluded from
Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Outlook for 2011 Operating Earnings
at Upper End of Range
•See pages 60 and 61 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.75E
$2.50E
Strong 9-month results support full-year 2011 EPS at upper end of guidance.
$2.27
Operating
EPS
YTD
Actual

$3.12
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2010 Operating Earnings* 2011E Earnings Guidance*

PSEG 2011 Operating Earnings Guidance
- by Subsidiary
$ millions (except EPS) 2011E 2010A
PSEG Power $ 765 – $ 855 $ 1,091
PSE&G $ 495 – $ 520 $ 430
PSEG Energy Holdings $ 0 – $ 5 $ 49
Enterprise $ 5 – $ 15 $ 14
Operating Earnings* $ 1,265 – $ 1,395 $ 1,584
Earnings per Share $ 2.50 – $ 2.75 $ 3.12
* See pages 60 and 61 for Items excluded from Income from Continuing Operations to reconcile to Operating
Earnings.

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2011 2010 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 7 $            10 $        49 $          30 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 8 16 16 28
Lease Transaction Reserves (Energy Holdings) (170) - (170) -
Market Transition Charge Refund (PSE&G) - - - (72)
Total Pro-forma adjustments (155) $       26 $        (105) $       (14) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.01 $       0.02 $     0.10 $       0.06 $
Gain (Loss) on MTM (PSEG Power) 0.02 0.03 0.03 0.05
Lease Transaction Reserves (Energy Holdings) (0.34) - (0.34) -
Market Transition Charge Refund (PSE&G) - - - (0.14)
Total Pro-forma adjustments (0.31) $      0.05 $     (0.21) $      (0.03) $
September 30, September 30,
For the Three Months Ended For the Nine Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Pro-forma Adjustments, net of tax 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 46 $           9 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (1) (11)
Net Reversal of Lease Transaction Reserves (Energy Holdings) - 29
Market Transition Charge Refund (PSE&G) (72) -
Total Pro-forma adjustments (27) $          27 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.09 $        0.02 $
Gain (Loss) on MTM (PSEG Power) - (0.02)
Net Reversal of Lease Transaction Reserves (Energy Holdings) - 0.05
Market Transition Charge Refund (PSE&G) (0.14) -
Total Pro-forma adjustments (0.05) $       0.05 $
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations  to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended
Please see GAAP Disclaimer page for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.